SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the Securities Exchange Act of 1934

FILED BY THE REGISTRANT                                |X|
FILED BY A PARTY OTHER THAN THE REGISTRANT             |_|
Check the appropriate box:
|_|     Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_|     Soliciting Material Pursuant to Rule 14a-12

                                 TECHEDGE, INC.
                ------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
|X|     No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:
--------------------------------------------------------------------------------
(2) Aggregate number of securities to which transaction applies:
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
--------------------------------------------------------------------------------

|_| Fee previously paid with preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement No.:
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(3) Filing Party:
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(4) Date Filed:
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


                                  TECHEDGE INC.

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 2005


TO THE STOCKHOLDERS OF TECHEDGE INC:

The Annual Meeting of the Stockholders of Techedge, Inc., a Delaware corporation (the "Company'), will be held on May 20, 2005, at 2:00 p.m. (EST), at the Company's executive offices located at 33 Wood Avenue South, 7th Floor, Iselin, New Jersey for the following purposes:

1. To elect three (3) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified;

2. To approve a new equity compensation plan, the Company's 2005 Equity Compensation Plan (the "2005 Plan");

3. To ratify the appointment of Rosenberg Rich Baker Berman & Company as the independent registered public accounting firm of the Company for its 2005 fiscal year; and

4. To transact such other business as may properly come before the meeting.

Stockholders of record at the close of business on April 8, 2005 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

Your attention is directed to the Proxy Statement accompanying this Notice for a more complete statement of matters to be considered at the Annual Meeting.

YOUR VOTE IS IMPORTANT. YOU ARE REQUESTED TO CAREFULLY READ THE PROXY STATEMENT. PLEASE SIGN, DATE AND RETURN YOUR PROXY IN THE ENCLOSED ENVELOPE.

                                           By Order of the Board of Directors,


                                                                     /s/ Ya Li
                                           -----------------------------------
                                                                         Ya Li
                                                           Corporate Secretary


Iselin, New Jersey
April 15, 2005

                                  TECHEDGE INC.

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 20, 2005

                                  INTRODUCTION

Your proxy is solicited by the Board of Directors of Techedge Inc., a Delaware corporation (the "Company"), for use at the Annual Meeting of Stockholders to be held on May 20, 2005, at 2:00 p.m. (EST), at the Company's executive offices located at 33 Wood Avenue South, 7th floor, Iselin, New Jersey 08830 and at any adjournment thereof (the "Annual Meeting"), for the following purposes:

1. To elect three (3) directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders or until their successors are duly elected and qualified;

2. To approve a new equity compensation plan, the Company's 2005 Equity Compensation Plan (the "2005 Plan");

3. To ratify the appointment of Rosenberg Rich Baker Berman & Company as the independent registered public accounting firm of the Company for its 2005 fiscal year; and

4. To transact such other business as may properly come before the meeting.

The Board of Directors has set April 8, 2005 as the record date (the "Record Date") to determine those holders of common stock, who are entitled to notice of, and to vote at the Annual Meeting. The Company expects that the Notice of Annual Meeting, Proxy Statement and form of proxy will first be mailed to stockholders on or about April 20, 2005.


                        GENERAL INFORMATION ABOUT VOTING

WHO CAN VOTE?

You can vote your shares of common stock if our records show that you owned the shares on the Record Date. As of the close of business on the Record Date, a total of 80,260,000 shares of common stock are entitled to vote at the Annual Meeting. Each share of common stock is entitled to one (1) vote on matters presented at the Annual Meeting.

HOW DO I VOTE BY PROXY?

Follow the instructions on the enclosed proxy card to vote on each proposal to be considered at the Annual Meeting. Sign and date the proxy card and mail it back to us in the enclosed envelope.

The enclosed proxy, when properly signed and returned to the Company, will be voted by the proxy holders at the Annual Meeting as directed by the proxy. Proxies which are signed by stockholders but which lack any such specification will be voted in favor of the proposals set forth in the Notice of Annual Meeting.

WHAT IF OTHER MATTERS COME UP AT THE ANNUAL MEETING?

The matters described in this proxy statement are the only matters we know of that will be voted on at the Annual Meeting. If other matters are properly presented at the meeting, the proxy holders will vote your shares as they see fit.

CAN I CHANGE MY VOTE AFTER I RETURN MY PROXY CARD?

Yes. A proxy card may be revoked by a stockholder at any time before its exercise at the Annual Meeting by giving Ya Li, our Secretary, a written notice revoking your proxy card, or a duly executed proxy bearing a later date, or by attendance at the Annual Meeting and electing to vote in person.

CAN I VOTE IN PERSON AT THE ANNUAL MEETING RATHER THAN BY COMPLETING THE PROXY CARD?

Although we encourage you to complete and return the proxy card to ensure that your vote is counted, you can attend the Annual Meeting and vote your shares in person.

HOW ARE VOTES COUNTED?

We will have a quorum and hold the Annual Meeting if holders of a majority of the shares of common stock entitled to vote in person or by proxy either sign and return their proxy cards or attend the meeting. If you sign and return your proxy card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the proxy card. Broker non-votes are counted as present and entitled to vote for purposes of determining whether a quorum exists.

The election of directors under proposal 1 requires the affirmative vote of a plurality of the votes cast at the Annual Meeting by shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote for the election of Directors. Proposals 2 and 3 shall be approved upon the affirmative vote of a majority of the shares of common stock present in person or represented by proxy at the Annual Meeting and entitled to vote on the matter for approval. Unless otherwise stated, the enclosed proxy will be voted in accordance with the instructions thereon.

Brokers holding shares of the Company's common stock in street name who do not receive instructions are entitled to vote on the election of Directors and the ratification of the Company's independent auditors. A "broker non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Under applicable law, "broker non-votes" on any other non-routine proposal, such as Proposal 2 would not be considered entitled to vote on that proposal and will, therefore, have no legal effect on the vote of that particular matter.

WHO PAYS FOR THIS PROXY SOLICITATION?

We do. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, by fax, by email, or in person. None of these employees will receive any extra compensation for doing this.


                     GENERAL INFORMATION ABOUT THE PROPOSAL

WHAT PROPOSALS ARE STOCKHOLDERS BEING ASKED TO CONSIDER AT THE UPCOMING ANNUAL MEETING?

In proposal 1, we are seeking the election of three (3) directors to serve on the board of directors of the Company until the next Annual Meeting of Stockholders or until their successors are elected and qualified.

In proposal 2, we are seeking approval to adopt the 2005 Equity Compensation
Plan.

In proposal 3, we are seeking ratification of the appointment of Rosenberg Rich Baker Berman & Company as the independent registered public accounting firm of the Company for its 2005 fiscal year.

WHY IS TECHEDGE SEEKING STOCKHOLDER APPROVAL FOR THESE PROPOSALS?

PROPOSAL NO. 1: The Delaware General Corporate Law requires corporations to hold elections for directors each year.

PROPOSAL NO. 2: In order for the Company to have the authority under the 2005 Plan to issue incentive stock options, restricted stock, or performance shares, the Company must obtain stockholder approval of the 2005 Plan.

PROPOSAL NO. 3: The Company appointed Rosenberg Rich Baker Berman & Company as the independent registered public accounting firm of the Company for its fiscal year 2005. The Company elects to have its stockholders ratify such appointment.


                      OUTSTANDING SHARES AND VOTING RIGHTS

Stockholders entitled to notice of, and to vote at the Annual Meeting and any adjournment thereof, are stockholders of record at the close of business on the Record Date. Persons who are not stockholders of record on the Record Date will not be allowed to vote at the Annual Meeting. At the close of business on the Record Date there were 80,260,000 shares of common stock issued and outstanding. We have issued no other voting securities as of the Record Date. Each share of common stock is entitled to one (1) vote on each matter to be voted upon at the Annual Meeting. Holders of common stock are not entitled to cumulate their votes for the election of directors.

                        SECURITY OWNERSHIP OF MANAGEMENT
                          AND CERTAIN BENEFICIAL OWNERS

The following table sets forth as of April 8, 2005, the Record Date, the number of shares of our common stock beneficially owned by (i) each person who is known by us to be the beneficial owner of more than five percent of the Company's common stock; (ii) each director and nominee for election to the Board of Directors; (iii) each of the named executive officers in the Summary Compensation Table (the "Named Executive Officers"); and (iv) all directors and executive officers as a group. Unless otherwise indicated, the stockholders listed in the table have sole voting and investment power with respect to the shares indicated. The address for those persons for whom an address is not otherwise indicated is c/o Techedge, Inc., 33 Wood Avenue South, 7th Floor, Iselin, New Jersey 08830.

                                                NUMBER OF        % OF COMMON
                                                SHARES           STOCK
                                                BENEFICIALLY     BENEFICIALLY
NAME OF BENEFICIAL OWNER                        OWNED**          OWNED**
-------------------------------------------   ---------------   ---------------
SB China Holdings PTE Ltd. (1)                     11,928,935             14.86%
-------------------------------------------   ---------------   ---------------
UTStarcom Inc. (2)                                 11,928,935             14.86%
-------------------------------------------   ---------------   ---------------
Pacific Century Fund LLC (3)                       15,741,112             19.61%
-------------------------------------------   ---------------   ---------------
PZW Family LLP (4)                                 18,556,209             23.12%
-------------------------------------------   ---------------   ---------------
Peter Wang (5)                                     26,840,231             33.17%
-------------------------------------------   ---------------   ---------------
Ya Li (6)                                             538,444                 *
-------------------------------------------   ---------------   ---------------
Charles Xue                                                 0                 *
-------------------------------------------   ---------------   ---------------
All Directors and Executive Officers
as a Group (5 persons) (7)                         27,378,675             33.61%
-------------------------------------------   ---------------   ---------------

* Indicates less than one percent

** Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to the shares shown. Except as indicated by footnote and subject to community property laws where applicable, to our knowledge, the stockholders named in the table have sole voting and investment power with respect to all common stock shares shown as beneficially owned by them. A person is deemed to be the beneficial owner of securities that can be acquired by such person within 60 days upon the exercise of options, warrants or convertible securities (in any case, the "Currently Exercisable Options"). Each beneficial owner's percentage ownership is determined by assuming that the Currently Exercisable Options that are held by such person (but not those held by any other person) have been exercised and converted.

(1) The address for SB China Holdings PTE Ltd. is 28F-A Zhao Feng World Trade Building, 369 Jiang Su Road, Shanghai 200050, PRC China.

(2) The address for UTStarcom, Inc., is 1275 Harbor Bay Parkway, Alameda, California 94502.

(3) Peter Wang, Techedge's Chief Executive Officer and Chairman of the Board of Directors, and Ya Li, Techedge's Chief Financial Officer, are each members of Pacific Century Fund LLC owning 28.88% and 30.92%, respectively, of the ownership interests of Pacific Century. The address for Pacific Century Fund LLC is 68 Cottonwood Court, Monmouth Junction, New Jersey 08852.

(4) PZW Family LLP is 20% owned by Peter Wang. The address for PZW Family LLP is 58261 Melton Road, Hillard, Florida 32046.

(5) Includes 3,976,336 shares held by MAC Wireless/PW LLC which is 80% owned by Mr. Wang, 1,325,469 shares held by Hangzhou Joray Electronics CO Ltd. which is 50% owned by Mr. Wang, 18,556,209 shares held by PZW Family LLP which is 20% owned by Mr. Wang, and 662,700 shares issuable upon exercise of Currently Exercisable Options. As the owner of 50% of the equity interests in Hangzhou Joray Electronics, Mr. Wang shares voting and investment power over the shares of Techedge common stock held by Hangzhou Joray Electronics. As one of the general partners of PZW Family LLP, Mr. Wang shares voting and investment power over the shares of Techedge common stock held by PZW Family LLP. Mr. Wang disclaims beneficial ownership of the shares held by MAC Wireless/PW LLC, Hangzhou Joray Electronics, and PZW Family LLP except to the extent of his pecuniary interest in the shares.

(6) Includes 538,444 shares issuable upon exercise of Currently Exercisable Options.

(7) Includes 1,201,144 shares issuable upon exercise of Currently Exercisable Options held by our executive officers and directors.


                          CHANGE OF CONTROL OF TECHEDGE

      On June 9, 2004, Techedge acquired all of the issued and outstanding stock of China Quantum Communications, Ltd., a Cayman Islands corporation ("CQCL"), pursuant to a share exchange agreement dated as of that date, by and among Techedge, certain of its stockholders, CQCL and its shareholders.

      Pursuant to the share exchange agreement, Techedge issued 72,000,000 shares of its common stock to the CQCL shareholders in exchange for all of the capital stock of CQCL, thereby increasing Techedge's total outstanding shares of common stock from 8,000,000 shares to 80,000,000 shares. As a result of the exchange, the CQCL shareholders acquired 90% of Techedge's issued and outstanding shares of common stock on a post-exchange basis. At the time of the exchange, the CQCL shareholders held 49,308,800 ordinary shares, US$0.0001 nominal value per share, of CQCL and 5,013,600 Series A Preference Shares, US$0.0001 nominal value per share, of CQCL.

      As part of this transaction, Techedge's then existing directors and officers, Messrs. Gregory A. Konesky and Ehren Richardson, each resigned as directors and officers of Techedge and were replaced by directors and officers designated by CQCL. Following the closing of the share exchange, Peter Wang, Ya Li, and Charles Xue became Techedge's directors.

      The following table describes the ownership of Techedge common stock by CQCL's shareholders following the share exchange:


                                                                                    Percentage of
                                                                                      Techedge's
                                                                   Number of           Shares of
                                               Percentage          Shares of         Common stock
                              Number of         of Total           Techedge             Owned
                                CQCL              CQCL            Common Stock        Immediately
                               Shares            Shares           Received in            After
CQCL Shareholder                Owned           Owned(1)          the Exchange         Closing(1)
----------------             ----------          -------           ----------           -------

Softbank Venture              9,000,000          16.5677           11,928,935           14.9112
UT Starcom, Inc.              9,000,000          16.5677           11,928,935           14.9112
PZW Family LLC               14,000,000          25.7721           18,556,209           23.1953
Peter Wang                    1,750,000           3.2215            2,319,517            2.8994
Kin Shing Lee                 2,250,000           4.1419            2,982,216            3.7278
  (China Elite Group)
Hangzhou Joray                1,000,000           1.8409            1,325,469            1.6568
Electronics Co., Ltd.         3,000,000           5.5226            3,976,336            4.9704
Mac Wireless/PW LLC
Pacific Century Fund LLC     11,680,000          21.5012           15,481,112           19.3514
Guoying Wei                      32,400           0.0582               41,904            0.0524
Bigtime Management Limited       90,000           0.1657              119,306            0.1491
Tiffany Ding                    410,000           0.7548              543,469            0.6793
Guifeng Zheng                   435,000           0.8007              576,513            0.7206
Daofeng Shi                   1,175,000           2.1630            1,557,385            1.9467
Ailian Wu                       500,000           0.9204(1)           662,699            0.8284

-------------

(1)   Numbers do not add up to 100% due to rounding.


                                   PROPOSAL 1
                              ELECTION OF DIRECTORS

Three (3) director nominees are seeking to be elected at the Annual Meeting, to hold office until the next Annual Meeting of Stockholders or until their successors are elected and qualified. Management expects that each of the nominees will be available for election, but if any of them is not a candidate at the time the election occurs, it is intended that such proxy will be voted for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

Set forth below are the names of the directors and executive officers of the Company.

NAME                      AGE       TITLE
------------              ----      ------------------------------------------
Peter Wang                50        Chairman, Chief Executive Officer
Ya Li                     35        Chief Financial Officer, Director, Secretary
Charles Xue               52        Director
Eugene Chen               46        Chief Operating Officer
Steve Lam                 51        Chief Technology Officer

Executive officers of the Company are appointed at the discretion of the Board of Directors with no fixed term. There are no family relationships between or among any of the executive officers or directors of the Company.

INFORMATION ABOUT DIRECTOR NOMINEES

Set forth below is certain information with respect to each director nominee.

Peter Wang, 50, has served as the Director and Chief Executive Officer of CQCL since September 2000, and our Chairman and Chief Executive Officer since our acquisition of CQCL in June 2004. Mr. Wang co-founded and successfully built Unitech Telecom (renamed UTStarcom) as well as several other technology/service ventures. Mr. Wang has more than 20 years of experience in the telecommunication equipment and services industry and has held management, operations, and research and development positions in companies such as AT&T Bell Labs and Racal-Milgo Information System.

Ya Li, 35, has served as the Chief Operating Officer and a Director of CQCL since March 2002, our Chief Financial Officer and a Director since our acquisition of CQCL in June 2004, and our Chief Operating Officer from June 2004 to March 2005. From August 1998 to March 2000, Mr. Li was the Chairman and Chief Executive Officer of Global Villager Inc., which he founded and which was acquired by Startec Global Communications Inc., a telecommunications carrier focused on ethnic markets, in March 2000. Mr. Li has a B.S. in engineering from the University of Science & Technology of China, a M.S. in computer science from Temple University, and completed the two-year Management Program from the University of Pennsylvania's Wharton School of Business. From 1994 to 1999, Mr. Li worked in the information, telecommunications, and financial industries for Bell Atlantic, Donaldson Lufkin and Jenrette, Lehman Brothers, and Morgan Stanley. Mr. Li has served as a Director for the Chinese Finance Society, Council on U.S.-China Affairs, and China Chamber of Commerce in the U.S.

Charles Xue, 52, has served as a Director of CQCL since May 2002, and one of our Directors since our acquisition of CQCL in June 2004. Since 2001, Mr. Xue has served as Chairman of PRCEDU.com, one of the largest online education companies in China. Mr. Xue co-founded Unitech Telecom, which was renamed UTStarcom, Inc., and served as its Chairman from 1990 to 1996 and as its Vice-Chairman from 1996 to 2002. Mr. Xue founded 8848.net, a leading e-commerce site in China, and has served as its Chairman since 1998.

The Board of Directors will vote the proxies "FOR" the election of all of the above-named nominees unless you indicate that the proxy shall not be voted for all or any one of the nominees. Nominees receiving a plurality of the votes cast will be elected as directors. If for any reason any nominee should, prior to the Annual Meeting, become unavailable for election as a director, the proxies will be voted for such substitute nominee, if any, as may be recommended by management. In no event, however, shall the proxies be voted for a greater number of persons than the number of nominees named.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF THE THREE NOMINEES FOR DIRECTOR SET FORTH HEREIN.


CORPORATE GOVERNANCE AND RELATED MATTERS

      BOARD AND COMMITTEE MEETINGS

The Board of Directors held two meetings during 2004. No director attended less than 75% of the meetings of the Board.

The Board of Directors does not have an audit committee, a compensation committee or a nominating committee. The entire Board of Directors assumes the duties that would be delegated to these committees. The Board of Directors has 1 member, Charles Xue, who is independent as defined in The Nasdaq Stock Market listing standards currently in effect. The Company does not have a policy with regard to Board members' attendance at annual meetings of stockholders. The Company did not hold an annual meeting of stockholders in 2004.

The Board of Directors intends to expand the size of the board of directors, seek additional independent directors, and create an audit committee, a compensation committee, and a nominating committee in the future.

      NOMINATING COMMITTEE

The Board of Directors does not have a standing nominating committee. The entire Board of Directors assumes the duties that would be delegated to a nominating committee. The Board of Directors does not have a charter governing its duties with respect to the nomination process.

The Board of Directors accepts director nominations made by stockholders. The Board of Directors may consider those factors it deems appropriate in evaluating director nominees, including judgment, skill, diversity, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skill relative to other Board members, and specialized knowledge or experience. Depending upon the current needs of the Board, certain factors may be weighed more or less heavily. In considering candidates for the Board, they evaluate the entirety of each candidate's credentials and do not have any specific minimum qualifications that must be met by a nominee. They will consider candidates from any reasonable source, including current Board members, stockholders, professional search firms or other persons. They will not evaluate candidates differently based on who has made the recommendation

For consideration by our Board of Directors, the submission of a candidate must be in writing and must be sent to the attention of our Secretary, 33 Wood Avenue South, 7th Floor, Iselin, New Jersey 08830, no later than December 16, 2005 to ensure adequate consideration at our 2006 annual meeting.

      AUDIT COMMITTEE

The Board of Directors does not have a standing Audit Committee. The entire Board of Directors assumes the duties that would be delegated to an Audit Committee. The Board of Directors does not have a charter governing its duties with respect to the Audit process.

The Board of Directors has determined that all of the members of the Board of Directors qualify as an "audit committee financial expert" under the Securities and Exchange Commission's definition.


REPORT OF THE BOARD OF DIRECTORS ACTING AS THE AUDIT COMMITTEE

The Board of Directors is responsible for oversight of the Company's financial reporting process. The Board of Directors, in its business judgment, has determined that one of its members, Charles Xue, is "independent" as required by applicable listing standards of the Nasdaq Stock Market. Management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

In the performance of this oversight function, the Board of Directors has reviewed and discussed the audited financial statements with management and the independent auditors. The Board of Directors has discussed with the independent auditors the matters required to be discussed by Statement of Auditing Standards No. 61, Communication with Audit Committee, as currently in effect. Finally, the Board of Directors has received written disclosures and the letter from the independent auditors required by Independence Standard Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the auditors the auditors' independence.

Based upon the reports, review and discussions described in this report, the Board approved the inclusion of the audited financial statements in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2004, as filed with the Securities and Exchange Commission.

THE BOARD OF DIRECTORS OF TECHEDGE, INC.

Peter Wang
Ya Li
Charles Xue

April 14, 2005


      COMPENSATION COMMITTEE

The Company does not have a standing compensation committee. The entire Board of Directors assumes the duties that would be delegated to a compensation committee. The Board of Directors does not have a charter governing its duties with respect to compensation matters.

      CODE OF ETHICS

We have adopted a Code of Ethics that applies to our principal executive officer, our principal financial officer, and our principal accounting officer. The Code of Ethics is publicly available through a hyperlink located on the investor relations page of our website, at http://www.techedge.com/CoE.asp. If we make substantive amendments to the Code of Ethics or grant any waiver, including any implicit waiver, that applies to anyone subject to the Code of Ethics, we will disclose the nature of such amendment or waiver on the website or in a report on Form 8-K in accordance with applicable SEC rules.

      PROCESS FOR SENDING COMMUNICATIONS TO THE BOARD OF DIRECTORS.

The Board of Directors maintains a process for stockholders to communicate with the Board. Stockholders wishing to communicate with the Board or any individual director must mail a communication addressed to the Board or the individual director to the Board of Directors, c/o Techedge Inc., 33 Wood Avenue South, 7th Floor, Iselin, New Jersey 08830, USA, or send an e-mail to BoardofDirectors@Techedgeinc.net. Any such communication must state the number of shares of common stock beneficially owned by the stockholder making the communication. All of such communications will be forwarded to the full Board of Directors or to any individual director or directors to whom the communication is directed unless the communication is clearly of a marketing nature or is unduly hostile, threatening, illegal, or similarly inappropriate, in which case we have the authority to discard the communication or take appropriate legal action regarding the communication.

EXECUTIVE COMPENSATION

      SUMMARY COMPENSATION TABLE

The following table sets forth all cash compensation paid or to be paid by the Company, as well as certain other compensation paid or accrued, during each of the Company's last three fiscal years to each Named Executive Officer.



                           Summary Compensation Table

                                                                     Long-Term
                                           Annual Compensation     Compensation
                                           -------------------         Awards

 Name and Principal                                                  Securities
    Position                                                         Underlying
    --------                   Year        Salary          Bonus     Options (1)
                               ----        ------          -----     -----------

Peter Wang(2)                  2004           --(3)      $    --      662,700
  Chief Executive Officer      2003           --              --           --
                               2002           --              --           --

Ya Li (2)                      2004      $81,667(4)      $    --      662,700
  Chief Financial Officer      2003           --              --           --
                               2002           --              --           --

Gregory A. Konesky (5)         2004      $    --         $    --           --
  Former Chief Executive       2003           --              --           --
  Officer
                               2002           --              --           --
-------------
(1) Represents shares of our common stock issuable upon exercise of options to purchase CQCL ordinary shares that we assumed as a result of our acquisition of CQCL in June 2004.

(2) Began employment with Techedge in June 2004.

(3) Prior to the commencement of employment with Techedge, Mr. Wang earned $20,000 in salary from CQCL during 2004, the payment of which has been deferred. Mr. Wang earned $80,000 in salary from CQCL during 2003, the payment of which has been deferred, and $120,000 in salary from CQCL during 2002, the payment of which has been deferred.

(4) Includes $71,667 of salary the payment of which has been deferred. Prior to the commencement of employment with Techedge, Mr. Li earned $58,333 in salary from CQCL during 2004, the payment of which has been deferred. Mr. Li earned $146,667 in salary from CQCL during 2003, the payment of $81,278 of which has been deferred, and $126,155 in salary from CQCL during 2002, the payment of $47,308 of which has been deferred.

(5) Mr. Konesky served as our Chief Executive Officer and President until his resignation in June 2004 in connection with our acquisition of CQCL. Mr. Konesky did not receive any compensation during the years indicated since Techedge had been a shell company with no operations prior to the acquisition of CQCL in June 2004.

      OPTION GRANTS DURING 2004 FISCAL YEAR

      The following table contains information regarding the grant of stock options to the Named Executive Officers during the year ended December 31, 2004. In addition, in accordance with rules adopted by the Securities and Exchange Commission (the "SEC"), the following table sets forth the hypothetical gains or "options spreads" that would exist for the respective options assuming rates of annual compound price appreciation in the Company's common stock of 5% and 10% from the date the options were granted to their final expiration date.

                                            Options/SAR Grants in Last Fiscal Year
                      ---------------------------------------------------------------------------------
                                                   Individual Grants
                      ---------------------------------------------------------------------------------
                       Number of        % of Total
                       Securities      Options/SARs
                       Underlying       Granted to
                      Options/SARs     Employees in      Exercise or    Expiration      Grant Date
        Name          Granted(#)(1)     Fiscal Year      Base Price        Date       Market Value (2)
        ----          -------------     -----------      -----------       ----       ----------------

Peter Wang...........   662,700            15.53%        $    0.20         5/3/07           $0.81
Ya Li................   662,700            15.53%             0.20         5/3/12           $0.81
Gregory A. Konesky...        --               --                --            --               --

-------------

(1) Represents shares of our common stock issuable upon exercise of options to purchase CQCL ordinary shares that we assumed as a result of our acquisition of CQCL in June 2004.

(2) Represents the closing bid price of our common stock on August 2, 2004, the date that we assumed the outstanding CQCL option grants.

      EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT, AND CHANGE-IN-CONTROL

On March 10, 2005, the Board of Directors of Techedge, Inc., appointed Eugene K. Chen as its Chief Operating Officer. Mr. Chen was hired by Techedge on an at-will basis in accordance with the terms set forth in Techedge's original offer letter to him which he accepted in December 2004 and in accordance with Techedge's standard employee policies and procedures. In accordance with the offer letter, Mr. Chen receives an annual salary of $180,000 and other benefits consistent with Techedge's standard employee benefit package, including health, dental and life insurance, three weeks annual paid vacation and seven company holidays. The offer letter requires that Techedge's management recommend to the board of directors that Mr. Chen receive a combination of a stock option and restricted stock with respect to 3,250,000 shares of Techedge's common stock. The recommended stock option would be to purchase Techedge common stock at a price to be determined by the board of directors and would vest over a four-year period with 10% vesting at the end of the first three months of employment and monthly vesting thereafter. The recommended restricted stock would be subject to the terms of Techedge's 2005 Equity Compensation Plan and would vest over a four-year period with 25% vesting at the end of the first year of employment and annual vesting thereafter. To date, Techedge's board of directors has not acted on this recommendation. The offer letter provides that in the event that Mr. Chen's employment with Techedge is terminated by reason of an Involuntary Termination then he will be entitled to receive one year's base salary, to be paid in accordance with Techedge's normal payroll practices and subject to applicable withholding taxes, provided he delivers a general release of claims in form and substance satisfactory to Techedge. For purposes of the offer letter, "Involuntary Termination" means any termination by Techedge of Mr. Chen's employment other than as a result of death, Disability or Termination for Cause. "Disability" means Mr. Chen's inability to perform the normal and usual duties of his position with Techedge by reason of any physical or medical impairment that is expected to result in death or continue for a period of twelve consecutive months or more. "Termination for Cause" means the occurrence of any of the following actions by Mr. Chen: (i) commission of any act of fraud, embezzlement or dishonesty; (ii) unauthorized use or disclosure of confidential information or trade secrets of Techedge, (iii) intentional misconduct which has an adverse effect upon Techedge's business or reputation, (iv) continued failure to perform the major duties, functions and responsibilities of his position after written notice from Techedge identifying the deficiencies in his performance and a reasonable cure period of not less than 30 days or (v) a material breach of his fiduciary duties as an officer of Techedge.

      COMPENSATION OF DIRECTORS

Directors do not receive cash compensation from us for the services they provide as directors, although all of the Company's directors are reimbursed for out-of-pocket expenses relating to attendance at board and committee meetings.

      INDEMNIFICATION

The Company's Certificate of Incorporation limits the liability of its directors for monetary damages arising from a breach of their fiduciary duty as directors, except to the extent otherwise required by the General Corporation Law of the State of Delaware. Such limitation of liability does not affect the availability of equitable remedies such as injunctive relief or rescission.

The Company's Certificate of Incorporation provides that the Company shall indemnify its directors and officers to the fullest extent permitted by Section 145 of the General Corporation Law of the State of Delaware, including in circumstances in which indemnification is otherwise discretionary under Delaware law.

      EQUITY COMPENSATION PLAN INFORMATION

      The following table gives information as of December 31, 2004, about the Company's common stock that may be issued upon the exercise of options and rights under the Company's 2003 Non-Statutory Stock Option Plan and the CQCL 2001 Stock Plan. These plans were the Company's only equity compensation plans in existence as of December 31, 2004. No options have been granted under the 2003 Non-Statutory Stock Option Plan, and subsequent to December 31, 2004, the Board of Directors terminated the 2003 Non-Statutory Stock Option Plan.



                                                                                         (c)
                                        (a)                                      Number of Securities
                                Number Of  Securities             (b)            Remaining Available For
                                 To Be Issued Upon          Weighted-Average     Future Issuance Under
                                   Exercise Of              Exercise Price Of    Equity Compensation Plans
                                Outstanding Options,      Outstanding  Options,  (Excluding Securities
       Plan Category             Warrants and Rights       Warrants and Rights   Reflected In Column (a))
-----------------------------   --------------------      --------------------   --------------------

Equity Compensation Plans
Approved by Stockholders
                                                  --      $                 --                     --
Equity Compensation Plans
Not Approved by
Stockholders                               4,266,684(1)   $               0.20              9,290,804(2)
                                ====================      ====================   ====================
TOTAL                                      4,266,684      $               0.20              9,290,804
                                ====================      ====================   ====================

----------
(1) Represents shares of our common stock issuable upon exercise of options to purchase CQCL ordinary shares that we assumed as a result of our acquisition of CQCL in June 2004.

(2) Represents 7,290,804 shares of Techedge common stock that remain available for future issuance under the CQCL 2001 Stock Plan, and 2,000,000 shares that were available for future issuance under the Techedge 2003 Non-Statutory Stock Option Plan as of December 31, 2004. Because the Board of Directors has since terminated the 2003 Non-Statutory Stock Option Plan, no shares remain available for future issuance under this plan.

Description of the CQCL 2001 Stock Plan

      Adoption and Shares Reserved. Our board of directors approved the assumption of the CQCL 2001 Stock Plan in August 2004 in connection with our acquisition of CQCL. The 2001 Stock Plan provides for the grant of incentive stock options to our employees, and for the grant of nonstatutory stock options to our employees, directors and consultants.

The 2001 Stock Plan provides that the maximum aggregate number of shares that may be subject to option and sold pursuant to the plan is 11,557,488 shares. We are required to reserve and keep available such number of shares to satisfy the requirements of the plan.

      Administration. Our board of directors or a committee of our board administers the 2001 plan. The administrator has the power to determine the fair market value of the shares, select the employees, directors or consultants to whom options are to be granted, the terms of the options granted, including the exercise price, the number of shares covered by each option, form of consideration, terms of exercisability of the options and vesting acceleration or waiver of forfeiture restrictions.

      Exercise Price. The administrator determines the exercise price of options granted under the 2001 plan, subject to the following requirements: (i) the exercise price of incentive stock options shall be no less than 100% of the fair market value per share, and for incentive stock options granted to employees who own greater than 10% of the voting power of all classes of our stock, the exercise price shall be no less than 110% of the fair market value per share; and (ii) the exercise price of nonstatutory stock options shall be no less than 85% of the fair market value per share, and for nonstatutory stock options granted to employees, directors or consultants who own greater than 10% of the voting power of all classes of stock, the exercise price shall be no less than 110% of the fair market value per share. The exercise price may differ from the above requirements on options issued pursuant to a merger or other corporate transaction. The term of an option may not exceed 10 years from the date of grant, except in the case of incentive stock options granted to employees owning more than 10% of the voting power of all of our classes of stock, in which case the term shall be no more than 5 years.

      Termination of Employment. After termination of one of our employees, directors or consultants, that person may exercise an option for the period of time stated in the option agreement. In the case of termination of one of our employees, directors or consultants due to death or disability, the option will remain exercisable for 6 months following the date of termination. In all other cases, in the absence of a period of time in the option agreement, to the extent the option is vested the option will remain exercisable for 30 days following the date of termination. To the extent that an option is not exercised within the applicable time period, the unexercised option is reverted to the plan. If on the date of termination, the option is not fully vested, the unvested portion of the option is reverted to the plan.

      Non-Transferability of Options. Our 2001 plan generally does not allow for the transfer of options, except by will or the laws of descent, and only the holder of an option may exercise the option during the holder's lifetime.

      Adjustments upon Merger or Asset Sale. Our 2001 plan provides that the Administrator may allow holders to exercise options in the event of a proposed dissolution or liquidation of the company. The plan also provides that if we merge with another corporation, sell all or substantially all of our assets, the successor corporation will assume or provide a substitute for each option. If the outstanding options are not assumed or substituted, the options shall terminate as of the date of the merger or asset sale.

      Amendment and Termination. Our 2001 plan will automatically terminate ten years from the effective date of the plan or the latest Board approval of an increase in the number of shares reserved for issuance under the plan, unless we terminate it sooner. Our board of directors has the authority to amend, suspend or terminate the plan provided it does not adversely affect any option previously granted under it.

BUSINESS RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2003, there has not been nor is there proposed any transaction or series of similar transactions to which we were or are to be a party in which:

      o     The amount involved exceeds $60,000; and

      o In which any director, executive officer, holder of more than 5% of our common stock or any member of the immediate family of any of these persons had or will have a direct or indirect material interest other than:

            - compensation agreements and other arrangements, that are described where required under "Executive Compensation;"

            - the share exchange described under "Change of Control of Techedge;" and

            -     the transactions described below:

On February 8, 2005, Techedge, Inc., sold 260,000 shares of its common stock, par value $.0001 per share, to Pacific Century Fund LLC pursuant to a stock purchase agreement, dated that same day, with Pacific Century for a purchase price of $1.00 per share. Under the agreement, Techedge granted Pacific Century the right to include the shares that it purchased in any registration statement that Techedge might subsequently file (other than a registration statement on Form S-4, S-8 or other limited purpose form), subject to cutback in the case of an underwritten offering.

Peter Wang, Techedge's Chief Executive Officer and Chairman of the Board of Directors, and Ya Li, Techedge's Chief Financial Officer are each members of Pacific Century Fund LLC owning 28.88% and 30.92%, respectively, of the ownership interests of Pacific Century.


                                   PROPOSAL 2

PROPOSAL TO APPROVE THE COMPANY'S 2005 EQUITY COMPENSATION PLAN

GENERAL

On April 14, 2005, the Board of Directors adopted the 2005 Equity Compensation Plan (the "2005 Plan"), subject to the approval of the stockholders of Techedge.

The general purpose of the 2005 Plan is to provide an incentive to our employees, directors and consultants, [including our executive officers and employees and consultants of our subsidiaries], by enabling them to share in the future growth of our business. The Board believes that the 2005 Plan will advance our interests by enhancing our ability to (a) attract and retain employees, directors and consultants who are in a position to make significant contributions to our success; (b) reward employees, directors and consultants for these contributions; and (c) encourage employees, directors and consultants to take into account our long-term interests through ownership of our shares.

If the 2005 Plan is approved by shareholders, no additional options to purchase shares of common stock will be granted under the CQCL 2001 Stock Plan

Description of the 2005 Equity Compensation Plan

The following description of the principal terms of the 2005 Plan is a summary and is qualified in its entirety by the full text of the 2005 Plan, which is attached as Appendix A hereto.

      Administration. The 2005 Plan will be administered by a duly authorized committee appointed by the Board of Directors and charged with administration of the 2005 Plan. The Committee may grant options to purchase shares of the Company's common stock, stock purchase rights and restricted or unrestricted stock awards ("awards") of shares of common stock to eligible employees, directors and consultants, determine the terms and conditions of each option, stock purchase right or award and adopt, amend and rescind rules and regulations for the administration of the 2005 Plan. No options, stock purchase rights or awards may be made under the Plan after April 14, 2015, but the 2005 Plan shall continue thereafter while previously granted options, stock purchase rights or awards remain subject to the 2005 Plan.

      Employees, Directors and Consultants Eligible to Receive Options or Awards Under the 2005 Plan. Persons eligible to receive options, stock purchase rights or awards under the 2005 Plan are those employees, directors and consultants of Techedge and its subsidiaries who, in the opinion of the Committee, are in a position to make a significant contribution to our success.

      Shares Subject to the 2005 Plan. Subject to adjustments set forth in the 2005 Plan, the aggregate number of shares of common stock available for issuance under the 2005 Plan will be 8,500,000, subject to customary adjustments for stock splits, stock dividends or similar transactions. If any option or stock purchase right granted under the 2005 Plan terminates without having been exercised in full or if any award is forfeited, the number of shares of common stock as to which such option, stock purchase right or award was forfeited shall be available for future grants within certain limits under the 2005 Plan. No director, employee or consultant may receive awards of or relating to more than 4,000,000 shares of Techedge's common stock in the aggregate in any year.

      Market Value of Securities. The market value of the securities underlying the 2005 Plan was $0.94 per share on April 14, 2005.

      Terms and Conditions of Options. The Committee determines the exercise price of options granted under the 2005 Plan. The exercise price of incentive stock options, however, must be at least equal to the fair market value per share of common stock (or 110% of fair market value in the case of incentive options granted to a ten-percent stockholder) issuable upon exercise of the option at the time the incentive option was granted. No option may be exercisable for more than ten years (five years in the case of an incentive option granted to a ten-percent stockholder) from the date of grant. Options issued under the 2005 Plan will be exercisable at such time or times as the Committee prescribes at the time of grant. Unless otherwise determined by the Committee, options will generally be exercisable as to 12.5% of the shares of common stock underlying such option 6th months after the date of grant and as to 1/42 of the remaining shares subject to the option each month thereafter.

      Generally, the option price may be paid (a) in cash or by certified check, bank draft or money order, (b) through delivery of shares of common stock having a fair market value equal to the purchase price, or (c) a combination of these methods. The Committee is also authorized to establish a cashless exercise program.

      No option may be transferred other than by will or by the laws of descent and distribution, and during a recipient's lifetime an option may be exercised only by the recipient. Unless otherwise determined by the Committee, options that are exercisable at the time of a recipient's termination of service with Techedge will continue to be exercisable for three months (twelve months if the optionee terminates service due to death or disability).

      Terms and Conditions of Stock Purchase Rights. Stock purchase rights may be issued either alone, or in tandem with, options or other awards under the 2005 Plan. A stock purchase right allows a recipient to purchase a share of common stock at a price determined by the Committee. The Company will have the right to repurchase the shares of common stock that are subject to the award upon the recipient's termination of service. Unless otherwise determined by the Committee, the Company's right of repurchase will lapse as to 12.5% of the purchased shares 6 months after the date of grant and will lapse as to 1/42 of the remaining purchased shares each month thereafter.

      Terms and Conditions of Restricted Stock Awards. The Committee may also grant a restricted stock award to any eligible employee, director or consultant. Under a restricted stock award, shares of common stock that are the subject of the award are generally subject to forfeiture to the extent that the recipient terminates service with the Company prior to the award having vested. Unless otherwise determined by the Committee, 12.5% of the shares subject to a restricted stock award will vest 6 months after the date of grant and as to 1/42 of the remaining shares each month thereafter. Unless otherwise determined by the Committee, holders of restricted shares will have the right to vote such shares and to receive any cash dividends with respect thereto during the restriction period. Any stock dividends will be subject to the same restrictions as the underlying shares of restricted stock.

      Terms and Conditions of Unrestricted Stock Awards. The Committee may grant unrestricted stock awards to any eligible employee, director or consultant. Unrestricted shares do not require any payment by the recipient and are not subject to forfeiture.

      In the event of a consolidation or merger in which Techedge is not the surviving corporation or which results in the acquisition of substantially all Techedge's outstanding stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of substantially all Techedge's assets, the 2005 Plan provides that all outstanding options and stock purchase rights will become exercisable, unless the successor entity assumes such options and stock purchase rights, and that the Company's right of repurchase with respect to shares covered by all outstanding stock purchase rights and all restrictions with respect to restricted stock awards will lapse.

         The Board may at any time amend the 2005 Plan for the purpose of satisfying the requirements of the Internal Revenue Code of 1986, as amended (the "Code"), or other applicable law or regulation or for any other legal purpose, provided that, without the consent of our stockholders, the Board may not (a) increase the number of shares of common stock available under the 2005 Plan, (b) change the group of individuals eligible to receive options and/or purchase grants, or (c) extend the term of the 2005 Plan.

Federal Income Consequences

      Following is a summary of the federal income tax consequences of option and restricted stock award grants under the 2005 Plan. Optionees and recipients of other awards granted under the 2005 Plan are advised to consult their personal tax advisors before exercising an option or award or disposing of any stock received pursuant to the exercise of an option or award. In addition, the following summary is based upon an analysis of the Code as currently in effect, existing laws, judicial decisions, administrative rulings, regulations and proposed regulations, all of which are subject to change and does not address state, local or other tax laws.

     Treatment of Options

      The Code treats incentive stock options and nonstatutory stock options differently. However, as to both types of options, no income will be recognized by the optionee at the time of the grant of the options under the 2005 Plan, nor will Techedge be entitled to a tax deduction at that time.

      Generally, upon exercise of a nonstatutory stock option, an optionee will recognize ordinary income tax on the excess of the fair market value of the stock on the exercise date over the option price. Techedge will be entitled to a tax deduction in an amount equal to the ordinary income recognized by the optionee in the fiscal year which includes the end of the optionee's taxable year. Techedge will be required to satisfy applicable withholding requirements in order to be entitled to a tax deduction. In general, if an optionee, in exercising a nonstatutory stock option, tenders shares of common stock of Techedge in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of an incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the incentive stock option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the incentive stock option.

      For incentive stock options, there is no taxable income to an optionee at the time of exercise. However, the excess of the fair market value of the stock on the date of exercise over the exercise price will be taken into account in determining whether the "alternative minimum tax" will apply for the year of exercise. If the shares acquired upon exercise are held until at least two years from the date of grant and more than one year from the date of exercise, any gain or loss upon the sale of such shares, if held as capital assets, will be long-term capital gain or loss (measured by the difference between the sales price of the stock and the exercise price). Under current federal income tax law, a long-term capital gain will be taxed at a rate which is less than the maximum rate of tax on ordinary income. If the two-year and one year holding period requirements are not met (a "disqualifying disposition"), an optionee will recognize ordinary income in the year of disposition in an amount equal to the lesser of (i) the fair market value of the stock on the date of exercise minus the exercise price or (ii) the amount realized on disposition minus the exercise price. The remainder of the gain will be treated as long-term capital gain, depending upon whether the stock has been held for more than a year. If an optionee makes a disqualifying disposition, Techedge will be entitled to a tax deduction equal to the amount of ordinary income recognized by the optionee.

      In general, if an optionee, in exercising an incentive stock option, tenders shares of common stock in partial or full payment of the option price, no gain or loss will be recognized on the tender. However, if the tendered shares were previously acquired upon the exercise of another incentive stock option and the tender is within two years from the date of grant or one year after the date of exercise of the other option, the tender will be a disqualifying disposition of the shares acquired upon exercise of the other option.

      As noted above, the exercise of an incentive stock option could subject an optionee to the alternative minimum tax. The application of the alternative minimum tax to any particular optionee depends upon the particular facts and circumstances which exist with respect to the optionee in the year of exercise. However, as a general rule, the amount by which the fair market value of the common stock on the date of exercise of an option exceeds the exercise price of the option will constitute an item of "adjustment" for purposes of determining the alternative minimum taxable income on which the alternative tax may be imposed. As such, this item will enter into the tax base on which the alternative minimum tax is computed, and may therefore cause the alternative minimum tax to become applicable in any given year.

      Treatment of Restricted Stock Awards

      Generally, absent an election to be taxed currently under Section 83(b) of the Code (a "Section 83(b) Election"), there will be no federal income tax consequences to either the recipient or the Company upon the grant of a restricted stock award. At the expiration of the restriction period and the satisfaction of any other restrictions applicable to the restricted shares, the recipient will recognize ordinary income and the Company generally will be entitled to a corresponding deduction equal to the fair market value of the common stock at that time. If a Section 83(b) Election is made within 30 days after the date the restricted stock award is granted, the recipient will recognize an amount of ordinary income at the time of the receipt of the restricted shares, and the Company generally will be entitled to a corresponding deduction, equal to the fair market value (determined without regard to applicable restrictions) of the shares at such time. If a Section 83(b) Election is made, no additional income will be recognized by the recipient upon the lapse of restrictions on the shares (and prior to the sale of such shares), but, if the shares are subsequently forfeited, the recipient may not deduct the income that was recognized pursuant to the Section 83(b) Election at the time of the receipt of the shares.

      Potential Limitation on Company Deductions

      Code Section 162(m) denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation exceeds $1 million for a covered employee. It is possible that compensation attributable to stock options granted in the future under the 2005 Plan, when combined with all other types of compensation received by a covered employee from Techedge, may cause this limitation to be exceeded in any particular year. Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Code Section 162(m), compensation attributable to stock options will qualify as performance-based compensation, provided that: (i) the stock award plan contains a per-employee limitation on the number of shares for which stock options may be granted during a specified period; (ii) the per-employee limitation is approved by the stockholders; (iii) the award is granted by a compensation committee comprised solely of "outside directors"; and (iv) the exercise price of the award is no less than the fair market value of the stock on the date of grant.

Tax Withholding

      Techedge, as and when appropriate, shall have the right to require each recipient of an option or other award under the 2005 Plan to pay any federal, state or local taxes required by law to be withheld.

Option Grants

      The grant of options under the 2005 Plan is discretionary, and Techedge cannot determine now the number or type of options to be granted in the future to any particular person or group.

Vote Required

      The affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve Proposal 2.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE PROPOSAL TO ADOPT THE COMPANY'S 2005 PLAN.


                                   PROPOSAL 3
                     RATIFICATION OF THE APPOINTMENT OF THE
                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


The firm of Rosenberg Rich Baker Berman & Company has served as our independent registered public accounting firm since June 2004. The Board of Directors has appointed Rosenberg Rich Baker Berman & Company to continue as our independent registered public accounting firm for the fiscal year ending December 31, 2005. A representative of Rosenberg Rich Baker Berman & Company is expected to be present at the Annual Meeting to respond to appropriate questions from stockholders and to make a statement if such representative desires to do so.

AUDIT FEES

Audit fees billed to the Company by Rosenberg Rich Baker Berman & Company for its audit of the Company's annual financial statements for the fiscal year ended December 31, 2004 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed with the Securities and Exchange Commission for that fiscal year totaled approximately $45,250. Audit fees billed to the Company by Sherb & Co., LLP, for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2003 and for its review of the financial statements included in the Company's Quarterly Reports on Form 10-QSB filed with the SEC for that fiscal year totaled $9,500.

AUDIT-RELATED FEES

There are no audit-related fees to disclose.

TAX FEES

There are no tax fees to disclose.

ALL OTHER FEES

There are no other fees to disclose.

The Company does not have a standing audit committee, and the entire Board assumes the duties that would be delegated to an audit committee. The principal accountant is engaged each year by the Board of Directors and as such, all fees are pre-approved by the Board of Directors at the beginning of each year.

CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

On June 9, 2004, the Company determined to dismiss its independent auditors, Sherb & Co., LLP ("Sherb"), and to engage Rosenberg Rich Baker Berman & Company as its new independent auditors. The change in auditors became effective immediately. This determination followed the Company's decision to acquire all of the issued and outstanding shares of CQCL on June 9, 2004, and to engage Rosenberg, which had acted as the independent accountants to audit the financial statements of CQCL for the two most recent years of CQCL ended December 31, 2003 and 2002. The decision to engage Rosenberg was approved by the Company's Board of Directors.

During the two most recent years of the Company ended December 31, 2003 and 2002, and through the date of Sherb's dismissal on June 9, 2004, there were no disagreements between the Company and Sherb on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Sherb's satisfaction, would have caused Sherb to make reference to the subject matter of the disagreement in connection with its reports.

None of the reportable events described under Item 304(a)(1)(iv) of Regulation S-B occurred within the two most recent years of the Company ended December 31, 2003 and 2002.

The audit reports of Sherb on the financial statements of the Company as of and for the year ended December 31, 2003 and the period from July 17, 2002 (inception) to December 31, 2002 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the two most recent years of the Company ended December 31, 2003 and 2002, and through the date of the engagement of Rosenberg on June 9, 2004, the Company did not consult with Rosenberg regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-B of the SEC.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" THIS PROPOSAL.


                                  MISCELLANEOUS

                           2006 STOCKHOLDER PROPOSALS

Rule 14a-4 of the SEC proxy rules allows the Company to use discretionary voting authority to vote on matters coming before an annual meeting of stockholders if the Company does not have notice of the matter at least 45 days before the date corresponding to the date on which the Company first mailed its proxy materials for the prior year's annual meeting of stockholders or the date specified by an overriding advance notice provision in the Company's By-Laws. The Company's By-Laws do not contain such an advance notice provision. For the Company's 2006 Annual Meeting of Stockholders, stockholders must submit such written notice to the Secretary of the Company on or before March 1, 2006. Stockholders of the Company wishing to include proposals in the proxy material for the 2006 Annual Meeting of Stockholders must submit the same in writing so as to be received by Ya Li, the Secretary of the Company on or before December 16, 2005. Such proposals must also meet the other requirements of the rules of the SEC relating to stockholder proposals.

                                 OTHER BUSINESS

Management is not aware of any matters to be presented for action at the Annual Meeting, except matters discussed in the Proxy Statement. If any other matters properly come before the meeting, it is intended that the shares represented by proxies will be voted in accordance with the judgment of the persons voting the proxies.

                  COMPLIANCE WITH SECTION 16(a) OF EXCHANGE ACT

Based on the Company's review of copies of Forms 3, 4 and 5 filed with the Securities and Exchange Commission (the "SEC") or written representations from certain reporting persons, we believe that during fiscal year 2004, all officers, directors, and greater than ten-percent beneficial owners timely complied with the applicable filing requirements of Section 16(a) of the Securities Exchange Act of 1934, except that (i) each of Peter Wang, Charles Xue, Ya Li, Pacific Century Fund LLC, SB China Holdings PTE Ltd., PZW Family LLP, UTStarcom, Inc. and Wind Chen, our former Senior Vice President-Strategy, filed their initial statement of beneficial ownership on Form 3 late with respect to their initial acquisition of our shares of common stock in the share exchange pursuant to which we acquired CQCL on June 9, 2004 and (ii) each of Peter Wang, Ya Li and Wind Chen failed to file a report on Form 4 to report the issuance to them of options to purchase our common stock upon our assumption of the outstanding options under the CQCL 2001 Stock Plan. Messrs. Wang and Li intend to promptly file the required report.

                       WHERE YOU CAN FIND MORE INFORMATION

We file annual and quarterly reports, proxy statements and other information with the SEC. Stockholders may read and copy any reports, statements or other information that we file at the SEC's public reference room in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for further information about the public reference room. Our public filings are also available from commercial document retrieval services and at the Internet Web site maintained by the SEC at http://www.sec.gov. The Company's annual report to shareholders was mailed along with this proxy statement.


By Order of the Board of Directors


/s/ Ya Li
---------------------------------------
Name:  Ya Li
Title: Secretary and Director


April 15, 2005

                                   APPENDIX A

                                 TECHEDGE, INC.
                          2005 EQUITY COMPENSATION PLAN


      1. Purposes of the Plan. The purposes of this Techedge, Inc. 2005 Equity Compensation Plan (the "Plan") are: to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants, and to promote the success of the Company and any Parent or Subsidiary. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights, Stock Awards and Unrestricted Shares may also be granted under the Plan.

      2. Definitions. As used herein, the following definitions shall apply:

            "Administrator" means a Committee which has been delegated the responsibility of administering the Plan in accordance with Section 4 of the Plan or, if there is no such Committee, the Board.

            "Applicable Laws" means the requirements relating to the administration of equity compensation plans under the applicable corporate and securities laws of any of the states in the United States, U.S. federal securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

            "Award" means an Option, a Stock Purchase Right, a Stock Award and/or the grant of Unrestricted Shares.

            "Board" means the Board of Directors of the Company.

            "Cause", with respect to any Service Provider, means (unless otherwise determined by the Administrator) such Service Provider's (i) conviction of, or plea of nolo contendere to, a felony or crime involving moral turpitude; (ii) fraud on or misappropriation of any funds or property of the Company; (iii) personal dishonesty, willful misconduct, willful violation of any law, rule or regulation (other than minor traffic violations or similar offenses) or breach of fiduciary duty which involves personal profit; (iv) willful misconduct in connection with the Service Provider's duties; (v) chronic use of alcohol, drugs or other similar substances which affects the Service Provider's work performance; or (vi) material breach of any provision of any employment, non-disclosure, non-competition, non-solicitation or other similar agreement executed by the Service Provider for the benefit of the Company, all as reasonably determined by the Committee, which determination will be conclusive.

            "Code" means the Internal Revenue Code of 1986, as amended.

            "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 of the Plan.

            "Common Stock" means the common stock, par value $.0001 per share, of the Company.

            "Company" means Techedge, Inc., a Delaware corporation.

            "Consultant" means any person, including an advisor, engaged by the Company or a Parent or Subsidiary to render services to such entity, other than an Employee or a Director.

            "Director" means a member of the Board.

            "Disability" means total and permanent disability as defined in
Section 22(e)(3) of the Code.

            "Employee" means any person, including officers and Directors, serving as an employee of the Company or any Parent or Subsidiary. An individual shall not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, any Subsidiary or any successor. For purposes of an Option initially granted as an Incentive Stock Option, if a leave of absence of more than three months precludes such Option from being treated as an Incentive Stock Option under the Code, such Option thereafter shall be treated as a Nonstatutory Stock Option for purposes of this Plan. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

                  (i) if the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, the Fair Market Value of a Share of Common Stock shall be the closing sales price of a Share of Common Stock (or the closing bid, if no such sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

                  (ii) if the Common Stock is regularly quoted by a recognized securities dealer but is not listed in the manner contemplated by clause (i) above, the Fair Market Value of a Share of Common Stock shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

                  (iii) if neither clause (i) above nor clause (ii) above applies, the Fair Market Value shall be determined in good faith by the Administrator.

            "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

            "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

            "Notice of Grant" means a written or electronic notice evidencing certain terms and conditions of an individual Option grant, Stock Purchase Right grant, Stock Award grant or grant of Unrestricted Shares. The Notice of Grant applicable to Stock Options shall be part of the Option Agreement.

            "Option" means a stock option granted pursuant to the Plan.

            "Option Agreement" means an agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

            "Optioned Stock" means the Common Stock subject to an Option or Stock Purchase Right.

            "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

            "Parent" means a "parent corporation" of the Company (or, in the context of Section 15(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(e) of the Code.

            "Participant" shall mean any Service Provider who holds an Option, a Stock Purchase Right, Restricted Stock, a Stock Award or Unrestricted Shares granted or issued pursuant to the Plan.

            "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of Stock Purchase Rights under Section 11 of the Plan.

            "Restricted Stock Purchase Agreement" means a written agreement between the Company and an Optionee evidencing the terms and restrictions applicable to stock purchased under a Stock Purchase Right. Each Restricted Stock Purchase Agreement shall be subject to the terms and conditions of the Plan and the applicable Notice of Grant.

            "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to such Rule 16b-3, as such rule is in effect when discretion is being exercised with respect to the Plan.

            "Section 16(b)" means Section 16(b) of the Exchange Act.

            "Service Provider" means an Employee, Director or Consultant.

            "Share" means a share of the Common Stock, as adjusted in accordance with Section 15 of the Plan.

            "Stock Award" means an Award of Shares pursuant to Section 12 of the Plan.

            "Stock Award Agreement" means an agreement, approved by the Administrator, providing the terms and conditions of a Stock Award.

            "Stock Award Shares" means Shares subject to a Stock Award.

            "Stock Awardee" means the holder of an outstanding Stock Award granted under the Plan

            "Stock Purchase Right" means the right to purchase Common Stock pursuant to Section 11 of the Plan, as evidenced by a Notice of Grant.

            "Subsidiary" means a "subsidiary corporation" of the Company (or, in the context of Section 15(c) of the Plan, of a successor corporation), whether now or hereafter existing, as defined in Section 424(f) of the Code.

            "Unrestricted Shares" means a grant of Shares made on an unrestricted basis pursuant to Section 13 of the Plan.

      3. Stock Subject to the Plan. Subject to the provisions of Section 15 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 8,500,000 Shares. The Shares may be authorized but unissued, or reacquired, shares of Common Stock. If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full or is canceled or terminated, or if any Shares of Restricted Stock or Shares underlying a Stock Award are forfeited or reacquired by the Company, the Shares that were subject thereto shall be added back to the Shares available for issuance under the Plan.

      4. Administration of the Plan.

            (a) Procedure.

                  (i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

                  (ii) Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as "performance-based compensation" within the meaning of Section 162(m) of the Code, the Plan shall be administered by a Committee of two or more "outside directors" within the meaning of Section 162(m) of the Code and the regulations promulgated thereunder.

                  (iii) Rule 16b-3. If the Company is subject to Section 16(b), the transactions contemplated hereunder shall (from the date that the Company is first subject to Section 16(b)), be structured to satisfy the requirements for exemption under Rule 16b-3.

                  (iv) Other Administration. Other than as provided above, the Plan shall be administered by (A) the Board or (B) a Committee, which committee shall be constituted to satisfy Applicable Laws.

            (b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator shall have the authority, in its discretion:

                  (i)  to determine the Fair Market Value;

                  (ii) to select the Service Providers to whom Options, Stock Purchase Rights, Stock Awards and Unrestricted Shares may be granted hereunder;

                  (iii) to determine the number of shares of Common Stock to be covered by each Award granted hereunder;

                  (iv)  to approve forms of agreement for use under the Plan;

                  (v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder and of any Restricted Stock Purchase Agreement. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting, acceleration or waiver of forfeiture provisions, and any restriction or limitation regarding any Option, Stock Purchase Right or Stock Award, or the Shares of Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

                  (vi) to construe and interpret the terms of the Plan, Awards granted pursuant to the Plan and agreements entered into pursuant to the Plan;

                  (vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws;

                  (viii) to modify or amend each Award (subject to Section 18(c) of the Plan), including the discretionary authority to extend the post-termination exercisability period of Options longer than is otherwise provided for in the Plan;

                  (ix) to allow grantees to satisfy withholding tax obligations by having the Company withhold from the Shares to be issued upon exercise of an Option that number of Shares having a Fair Market Value equal to the amount required to be withheld, provided that withholding is calculated at the minimum statutory withholding level. The Fair Market Value of the Shares to be withheld shall be determined on the date that the amount of tax to be withheld is to be determined. All determinations to have Shares withheld for this purpose shall be made by the Administrator in its discretion;

                  (x) to reduce the exercise price of any Option or Stock Purchase Right to the then current Fair Market Value if the Fair Market Value of the Common Stock covered by such Option or Stock Purchase Right shall have declined since the date the Option or Stock Purchase Right was granted;

                  (xi) to authorize any person to execute on behalf of the Company any agreement entered into pursuant to the Plan and any instrument required to effect the grant of an Award previously granted by the Administrator; and

                  (xii) to make all other determinations deemed necessary or advisable for administering the Plan.

            (c) Effect of Administrator's Decision. The Administrator's decisions, determinations and interpretations shall be final and binding on all holders of Awards and Restricted Stock. None of the Board, the Committee or the Administrator, nor any member or delegate thereof, shall be liable for any act, omission, interpretation, construction or determination made in good faith in connection with the Plan, and each of the foregoing shall be entitled in all cases to indemnification and reimbursement by the Company in respect of any claim, loss, damage or expense (including without limitation reasonable attorneys' fees) arising or resulting therefrom to the fullest extent permitted by law and/or under any directors' and officers' liability insurance coverage which may be in effect from time to time.

      5. Eligibility. Nonstatutory Stock Options, Stock Purchase Rights, Stock Awards and Unrestricted Shares may be granted to Service Providers. Incentive Stock Options may be granted only to Employees. Notwithstanding anything contained herein to the contrary, an Award may be granted to a person who is not then a Service Provider; provided, however, that the grant of such Award shall be conditioned upon such person becoming a Service Provider at or prior to the time of the execution of the agreement evidencing such Award.

      6. Limitations.

            (a) Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, if a single Employee becomes eligible in any given year to exercise Incentive Stock Options for Shares having a Fair Market Value in excess of $100,000, those Options representing the excess shall be treated as Nonstatutory Stock Options. In the previous sentence, "Incentive Stock Options" include Incentive Stock Options granted under any plan of the Company or any Parent or any Subsidiary. For the purpose of deciding which Options apply to Shares that "exceed" the $100,000 limit, Incentive Stock Options shall be taken into account in the same order as granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

            (b) Neither the Plan nor any Award nor any agreement entered into pursuant to the Plan shall confer upon a Participant any right with respect to continuing the grantee's relationship as a Service Provider with the Company, nor shall they interfere in any way with the Participant's right or the Company's right to terminate such relationship at any time, with or without cause.

            (c) No Service Provider shall be granted, in any fiscal year of the Company, Options to purchase more than 4,000,000 Shares (subject to adjustment in accordance with Section 15).

      7. Term of the Plan. Subject to Section 22 of the Plan, the Plan shall become effective upon its adoption by the Board. It shall continue in effect for a term of ten (10) years unless terminated earlier under Section 18 of the Plan.

      8. Term of Options. The term of each Option shall be stated in the applicable Option Agreement. In the case of an Incentive Stock Option, the term shall be ten (10) years from the date of grant or such shorter term as may be provided in the applicable Option Agreement. However, in the case of an Incentive Stock Option granted to an Optionee who, at the time the Incentive Stock Option is granted, owns, directly or indirectly, stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five (5) years from the date of grant or such shorter term as may be provided in the applicable Option Agreement.

      9. Option Exercise Price; Exercisability.

            (a) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator, subject to the following:

                (i) In the case of an Incentive Stock Option

                    (A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110% of the Fair Market Value per Share on the date of grant, or

                    (B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant.

                (ii) In the case of a Nonstatutory Stock Option, the per Share exercise price shall be determined by the Administrator; provided, however, that the per Share exercise price of a Nonstatutory Stock Option shall be no less than 100% of the Fair Market Value per Share on the date of grant as determined by the Administrator in good faith) in the case of a Nonstatutory Stock Option intended to qualify as "performance-based compensation" within the meaning of
Section 162(m) of the Code.

                (iii) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% (or 110%, if clause (i)(A) above applies) of the Fair Market Value per Share on the date of grant pursuant to a merger or other comparable corporate transaction.

            (b) Exercise Period and Conditions. At the time that an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised.

      10. Exercise of Options; Consideration.

            (a) Procedure for Exercise; Rights as a Shareholder. Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement, provided, however, that unless otherwise determined by the Administrator, each Option shall vest and become exercisable as to 12.5% of the Shares subject to such Option six months after its date of grant, and as to 1/42 of the remaining Shares subject to such Option each full month thereafter. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and Section 10(e) of the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 15 of the Plan. Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

            (b) Termination of Relationship as a Service Provider. If an Optionee ceases to be a Service Provider, other than upon the Optionee's death or Disability or upon a termination of such Optionee's employment with Cause, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement and except as otherwise provided in Sections 10(c), 10(d) and 10(e) of this Plan, the Option shall remain exercisable for three months following the Optionee's termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified by the Administrator, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan. An Optionee who changes his or her status as a Service Provider (e.g., from being an Employee to being a Consultant) shall not be deemed to have ceased being a Service Provider for purposes of this Section 10(b), nor shall a transfer of employment among the Company and any Subsidiary be considered a termination of employment; however, if an Optionee owning Incentive Stock Options ceases being an Employee but continues as a Service Provider, such Incentive Stock Options shall be deemed to be Nonstatutory Options three months after the date of such cessation.

            (c) Disability of an Optionee. If an Optionee ceases to be a Service Provider as a result of the Optionee's Disability, the Optionee may exercise his or her Option within such period of time as is specified in the Option Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Option Agreement). In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's termination (but in no event later than the expiration of the term of such Option). If, on the date of termination, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If, after termination, the Optionee does not exercise his or her Option in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by such unexercised portion of the Option shall revert to the Plan.

            (d) Death of an Optionee. If an Optionee dies while a Service Provider, the Option may be exercised within such period of time as is specified in the Option Agreement (but in no event later than the expiration of the term of such Option as set forth in the Notice of Grant), by the Optionee's estate or by a person who acquires the right to exercise the Option by bequest or inheritance, but only to the extent that the Option is vested on the date of death. In the absence of a specified time in the Option Agreement, the Option shall remain exercisable for twelve (12) months following the Optionee's death ((but in no event later than the expiration of the term of such Option). If, at the time of death, the Optionee is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option shall revert to the Plan. If the Option is not so exercised in full within the time specified herein, the unexercised portion of the Option shall terminate, and the Shares covered by the unexercised portion of such Option shall revert to the Plan.

            (e) Termination for Cause. If a Service Provider's relationship with the Company is terminated for Cause, then, unless otherwise provided in such Service Provider's Option Agreement, such Service Provider shall have no right to exercise any of such Service Provider's Options at any time on or after the effective date of such termination.

            (f) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of:

                  (i) cash;

                  (ii) check;

                  (iii) other Shares which (A) in the case of Shares acquired upon exercise of an option at a time when the Company is subject to Section 16(b), have been owned by the Optionee for more than six months on the date of surrender, and (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

                  (iv) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan;

                  (v) a reduction in the amount of any Company liability to the Optionee, including any liability attributable to the Optionee's participation in any Company-sponsored deferred compensation program or arrangement;

                  (vi) any combination of the foregoing methods of payment; or

                  (vii) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws.

      11. Stock Purchase Rights.

            (a) Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with Options or other Awards granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically, by means of a Notice of Grant and/or a Restricted Stock Purchase Agreement in the form determined by the Administrator, of the terms, conditions and restrictions related to the offer, including the number of Shares that the offeree shall be entitled to purchase and the price to be paid for such Shares. The offer shall be accepted by execution of a Restricted Stock Purchase Agreement in the form determined by the Administrator.

            (b) Repurchase Option. Unless the Administrator determines otherwise, the Restricted Stock Purchase Agreement shall grant the Company a repurchase option exercisable upon the voluntary or involuntary termination of the purchaser's service with the Company for any reason (including death or Disability). The purchase price for Shares repurchased pursuant to the Restricted Stock Purchase Agreement shall be the original price paid by the purchaser and may be paid by cancellation of any indebtedness of the purchaser to the Company. The repurchase option shall lapse at a rate determined by the Administrator; provided, however, that unless otherwise determined by the Administrator, the restrictions shall lapse as to 12.5% of the Shares subject to the Restricted Stock Purchase Agreement six months after the grant of the Stock Purchase Right, and as to 1/42 of the remaining Shares subject to the Restricted Stock Purchase Agreement each full month thereafter.

            (c) Other Provisions. The Restricted Stock Purchase Agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

            (d) Rights as a Shareholder. Once the Stock Purchase Right is exercised, the purchaser shall have the rights equivalent to those of a shareholder, and shall be a shareholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 15 of the Plan.

      12. Stock Awards. The Administrator may, in its sole discretion, grant (or sell at par value or such higher purchase price as it determines) Shares to any Service Provider subject to such terms and conditions as the Administrator sets forth in a Stock Award Agreement evidencing such grant. Stock Awards may be granted or sold in respect of past services or other valid consideration or in lieu of any cash compensation otherwise payable to such individual. The grant of Stock Awards shall be subject to the following provisions:

            (a) At the time a Stock Award is made, the Administrator shall establish a vesting period (the "Restricted Period") applicable to the Stock Award Shares subject to such Stock Award. Subject to the right of the Administrator to establish a Restricted Period that extends vesting dates to later dates than the dates provided in this sentence, the Restricted Period of a Stock Award shall lapse as follows: the restrictions shall lapse as to 12.5% of the Stock Award Shares six months after the grant of the Stock Award, and as to 1/42 of the remaining Stock Award Shares each full month thereafter. The Administrator may, in its sole discretion, at the time a grant is made, prescribe restrictions in addition to the expiration of the Restricted Period, including the satisfaction of corporate or individual performance objectives. None of the Stock Award Shares may be sold, transferred, assigned, pledged or otherwise encumbered or disposed of during the Restricted Period applicable to such Stock Award Shares or prior to the satisfaction of any other restrictions prescribed by the Administrator with respect to such Stock Award Shares.

            (b) The Company shall issue, in the name of each Service Provider to whom Stock Award Shares have been granted, stock certificates representing the total number of Stock Award Shares granted to such person, as soon as reasonably practicable after the grant. The Company, at the direction of the Administrator, shall hold such certificates, properly endorsed for transfer, for the Stock Awardee's benefit until such time as the Stock Award Shares are forfeited to the Company, or the restrictions lapse.

            (c) Unless otherwise provided by the Administrator, holders of Stock Award Shares shall have the right to vote such Shares and have the right to receive any cash dividends with respect to such Shares. All distributions, if any, received by a Stock Awardee with respect to Stock Award Shares as a result of any stock split, stock distribution, combination of shares, or other similar transaction shall be subject to the restrictions of this Section 12.

            (d) Any Stock Award Shares granted to a Service Provider pursuant to the Plan shall be forfeited if the Stock Awardee voluntarily terminates employment with the Company or its subsidiaries or resigns or voluntarily terminates his consultancy arrangement or directorship with the Company or its subsidiaries, or if the Stock Awardee's employment or the consultant's consultancy arrangement or directorship is terminated for Cause prior to the expiration or termination of the applicable Restricted Period and the satisfaction of any other conditions applicable to such Stock Award Shares. Upon such forfeiture, the Stock Award Shares that are forfeited shall be retained in the treasury of the Company and be available for subsequent awards under the Plan. If the Stock Awardee's employment, consultancy arrangement or directorship terminates for any other reason, the Stock Award Shares held by such person shall be forfeited, unless the Administrator, in its sole discretion, shall determine otherwise.

            (e) Upon the expiration or termination of the Restricted Period and the satisfaction of any other conditions prescribed by the Committee, the restrictions applicable to the Stock Award Shares shall lapse and, at the Stock Awardee's request, a stock certificate for the number of Stock Award Shares with respect to which the restrictions have lapsed shall be delivered, free of all such restrictions, to the Stock Awardee or his beneficiary or estate, as the case may be.

      13. Unrestricted Shares. The Administrator may grant Unrestricted Shares in accordance with the following provisions:

            (a) The Administrator may cause the Company to grant Unrestricted Shares to Service Providers at such time or times, in such amounts and for such reasons as the Administrator, in its sole discretion, shall determine. No payment shall be required for Unrestricted Shares.

            (b) The Company shall issue, in the name of each Service Provider to whom Unrestricted Shares have been granted, stock certificates representing the total number of Unrestricted Shares granted to such individual, and shall deliver such certificates to such Service Provider as soon as reasonably practicable after the date of grant or on such later date as the Administrator shall determine at the time of grant.

      14. Non-Transferability. Unless determined otherwise by the Administrator, an Option and Stock Purchase Right may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. If the Administrator makes an Option or Stock Purchase Right transferable, such Option or Stock Purchase Right shall contain such additional terms and conditions as the Administrator deems appropriate. Notwithstanding the foregoing, the Administrator, in its sole discretion, may provide in the Option Agreement regarding a given Option that the Optionee may transfer, without consideration for the transfer, his or her Nonstatutory Stock Options to members of his or her immediate family, to trusts for the benefit of such family members, or to partnerships in which such family members are the only partners, provided that the transferee agrees in writing with the Company to be bound by all of the terms and conditions of this Plan and the applicable Option. During the period when Shares of Restricted Stock and Stock Award Shares are restricted (by virtue of vesting schedules or otherwise), such Shares may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution.

      15. Adjustments Upon Changes in Capitalization, Dissolution, Merger or Asset Sale.

            (a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Shares of Common Stock covered by each outstanding Option, Stock Purchase Right and Stock Award, the number of Shares of Restricted Stock outstanding and the number of Shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options, Stock Purchase Rights or Stock Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option, Stock Purchase Right, Restricted Stock Purchase Agreement or Stock Award, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been "effected without receipt of consideration." Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of Shares of Common Stock subject to an Award hereunder.

            (b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator shall notify each Optionee and holder of Stock Purchase Rights as soon as practicable prior to the effective date of such proposed dissolution or liquidation. The Administrator in its discretion may provide for an Optionee to have the right to exercise his or her Option and for a holder of a Stock Purchase Right to exercise his or her Stock Purchase Right until ten (10) days prior to such transaction as to all of the Shares covered thereby, including Shares as to which an applicable Option would not otherwise be exercisable. In addition, the Administrator may provide that any Company repurchase option applicable to any Shares purchased upon exercise of an Option or Stock Purchase Right or applicable to any Stock Award shall lapse as to all such Shares, provided the proposed dissolution or liquidation takes place at the time and in the manner contemplated. To the extent it has not been previously exercised, an Option or Stock Purchase Right will terminate immediately prior to the consummation of such proposed action.

            (c) Merger or Asset Sale. In the event of a merger or consolidation of the Company with or into another corporation or any other entity or the exchange of substantially all of the outstanding stock of the Company for shares of another entity or other property in which, after any such transaction the prior shareholders of the Company own less than fifty percent (50%) of the voting shares of the continuing or surviving entity, or in the event of the sale of all or substantially all of the assets of the Company, (any such event, a "Change of Control"), then, absent a provision to the contrary in any particular Option Agreement or Stock Award (in which case the terms of such Option Agreement or Stock Award shall supercede each of the provisions of this Section 15(c) which are inconsistent with such Option Agreement or Stock Award), each outstanding Option, Stock Purchase Right and Stock Award shall be assumed or an equivalent option, right or award substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. In the event that the Administrator determines that the successor corporation or a Parent or a Subsidiary of the successor corporation has refused to assume or substitute an equivalent option, right or award for each outstanding Option, Stock Purchase Right and Stock Award, the Optionees shall fully vest in and have the right to exercise each outstanding Option and Stock Purchase Right as to all of the Optioned Stock covered thereby, including Shares which would not otherwise be vested or exercisable, and all vesting periods under Stock Awards shall be deemed to have been satisfied. In the event of a Change of Control, then, absent a provision to the contrary in any particular Restricted Stock Purchase Agreement (in which case the terms of such Restricted Stock Purchase Agreement shall supercede each of the provisions of this Section 15(c) which are inconsistent with such Restricted Stock Purchase Agreement), all vesting periods under Restricted Stock Purchase Agreements shall be deemed to have been satisfied. If an Option and/or Stock Purchase Right becomes fully vested and exercisable in lieu of assumption or substitution in the event of a Change of Control, the Administrator shall notify all Optionees that all outstanding Options and Stock Purchase Rights shall be fully exercisable for a period of fifteen (15) days from the date of such notice and that any Options and Stock Purchase Rights that are not exercised within such period shall terminate upon the expiration of such period. For the purposes of this paragraph, all outstanding Options and Stock Purchase Rights shall be considered assumed if, following the consummation of the Change of Control, the Option and Stock Purchase Right confers the right to purchase or receive, for each Share of Optioned Stock subject to the Option or Stock Purchase Right immediately prior to the consummation of the Change of Control, the consideration (whether stock, cash, or other property) received in the Change of Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change of Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of the Option or Stock Purchase Right, for each Share of Optioned Stock subject to the Option or Stock Purchase Right, to be solely common stock of the successor corporation or its Parent or Subsidiary equal in fair market value to the per share consideration received by holders of Common Stock in the Change of Control.

      16. Substitute Options. In the event that the Company, directly or indirectly, acquires another entity, the Board may authorize the issuance of stock options ("Substitute Options") to the individuals performing services for the acquired entity in substitution of stock options previously granted to those individuals in connection with their performance of services for such entity upon such terms and conditions as the Board shall determine, taking into account the conditions of Code Section 424(a), as from time to time amended or superceded, in the case of a Substitute Option that is intended to be an Incentive Stock Option. Shares of capital stock underlying Substitute Stock Options shall not constitute Shares issued pursuant to the Plan for any purpose.

      17. Date of Grant. The date of grant of an Option, Stock Purchase Right, Stock Award or Unrestricted Share shall be, for all purposes, the date on which the Administrator makes the determination granting such Option, Stock Purchase Right, Stock Award or Unrestricted Share, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each grantee within a reasonable time after the date of such grant.

      18. Amendment and Termination of the Plan.

            (a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.

            (b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary to comply with Applicable Laws.

            (c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any grantee, unless mutually agreed otherwise between the grantee and the Administrator, which agreement must be in writing and signed by the grantee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

      19. Conditions Upon Issuance of Shares.

            (a) Legal Compliance. Shares shall not be issued in connection with the grant of any Stock Award or Unrestricted Share or the exercise of any Option or Stock Purchase Right unless such grant or the exercise of such Option or Stock Purchase Right and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

            (b) Investment Representations. As a condition to the grant of any Stock Award or Unrestricted Share or the exercise of any Option or Stock Purchase Right, the Company may require the person receiving such Award or exercising such Option or Stock Purchase Right to represent and warrant at the time of any such exercise or grant that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

            (c) Additional Conditions. The Administrator shall have the authority to condition the grant of any Award or rights under any Restricted Stock Purchase Agreement in such other manner that the Administrator determines to be appropriate, provided that such condition is not inconsistent with the terms of the Plan. Such conditions may include, among other things, obligations of recipients to execute lock-up agreements and shareholder agreements in the future.

            (d) Trading Policy Restrictions. Option and Stock Purchase Right exercises and other Awards under the Plan shall be subject to the terms and conditions of any insider trading policy established by the Company or the Administrator.

      20. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

      21. Reservation of Shares. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

      22. Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months after the date the Plan is adopted. Such shareholder approval shall be obtained in the manner and to the degree required under Applicable Laws. Notwithstanding any provision in the Plan to the contrary, any exercise of an Option or Stock Purchase Right granted before the Company has obtained shareholder approval of the Plan in accordance with this Section 22 shall be conditioned upon obtaining such shareholder approval of the Plan in accordance with this Section 22.

      23. Withholding; Notice of Sale. The Company shall be entitled to withhold from any amounts payable to an Employee any amounts which the Company determines, in its discretion, are required to be withheld under any Applicable Law as a result of any action taken by a holder of an Award.

      24. Governing Law. This Plan shall be governed by the laws of the state of Delaware, without regard to conflict of law principles.

                               TECHEDGE INC. PROXY
                  FOR ANNUAL MEETING TO BE HELD ON MAY 20, 2005

The undersigned stockholder of Techedge Inc., a Delaware corporation (the "Company"), hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement and hereby appoints Peter Wang and Ya Li, or any of them, proxies and attorneys-in-fact, with full power to each of substitution and revocation, on behalf and in the name of the undersigned, to represent the undersigned at the 2005 Annual Meeting of Stockholders of the Company to be held at 2:00 p.m. (EST) at the Company's executive offices located at 33 Wood Avenue South, 7th Floor, Iselin, New Jersey on May 20, 2005, or at any adjournment or postponement thereof, and to vote, as designated below, all shares of common stock of the Company which the undersigned would be entitled to vote if then and there personally present, on the matters set forth below.

      THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR" EACH PROPOSAL.

1.    Elect three Directors      1. Peter Wang     2. Ya Li     3. Charles Xue


      |_| FOR all nominees listed above     |_| WITHHOLD AUTHORITY to vote
          (except those whose names or          for all nominees listed above.
          numbers have been written on
          the line below)

      ----------------------------------

2.    Proposal to approve the Company's 2005 Equity Compensation Plan.

      |_| FOR                   |_| AGAINST                |_| ABSTAIN

3. Proposal to ratify the appointment of Rosenberg Rich Baker Berman & Company, as the Company's independent registered public accounting firm for the 2005 fiscal year.

      |_| FOR                   |_| AGAINST                |_| ABSTAIN

4. To transact any other business as may properly be presented at the Annual Meeting or any adjournment or postponement thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" EACH PROPOSAL SPECIFICALLY IDENTIFIED ABOVE. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.


 Date:  _____________, 2005                _________________________________

                                           _________________________________

                                           PLEASE DATE AND SIGN ABOVE exactly
                                           as name appears at the left,
                                           indicating, where proper, official
                                           position or representative
                                           capacity. For stock held in joint
                                           tenancy, each joint owner should
                                           sign.